Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2022

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1
Financial Highlights.........................................................................................................	2
Consolidated Financial Statements
Income Statements.............................................................................................................	3
Balance Sheets...................................................................................................................	4
Pre-tax Operating Results and Related Metrics
Consolidated.......................................................................................................................	5-7
Core Commercial...............................................................................................................	8-9
Specialty..............................................................................................................................	10-11
Personal Lines....................................................................................................................	12-15
Investments
Net Investment Income and Yields.....................................................................................	16
Investment Portfolio.............................................................................................................	17
Credit Quality and Duration of Fixed Maturities...............................................................	18
Top 25 Corporate and Municipal Fixed Maturity Holdings.............................................	19
Reconciliation of Operating Income to Net Income................................................	20
Other Information
Non-GAAP Financial Measures........................................................................................	21
Premium Related Metric Definitions.................................................................................	22
Corporate Information.........................................................................................................	23
Market and Dividend Information......................................................................................	23
Financial Strength and Debt Ratings................................................................................	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

SEGMENT DESCRIPTIONS

CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses, with annual premiums of $50,000 or less; Products are tailored to specific industry segments as needed.	● Business owners' policy/commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000. Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms

Specialty Property & Casualty

Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;
Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors;
Excess & Surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;
Specialty General Liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
Marine

Includes coverage for inland and ocean marine, and insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.

● Inland/ocean marine ● Ancillary lines of business written through marine agents
Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile
Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland Marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses; and our run-off voluntary assumed property and casualty pools and run-off direct asbestos and environmental businesses.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2021	2021	2021	2021	2022	2022	2022	2021	2022
PREMIUMS
Gross premiums written	$1,337.6	$1,342.8	$1,493.2	$1,170.7	$1,470.1	$1,473.9	$1,660.3	$4,173.6	$4,604.3
Net premiums written	1,196.1	1,207.2	1,375.2	1,214.9	1,312.3	1,332.8	1,505.4	3,778.5	4,150.5
Net premiums earned	1,161.8	1,179.8	1,186.0	1,242.6	1,263.8	1,293.8	1,331.2	3,527.6	3,888.8
EARNINGS
Operating income before interest and taxes	$85.1	$137.3	$47.0	$162.9	$154.4	$115.0	$53.9	$269.4	$323.3
Operating income after taxes	61.4	104.0	30.8	122.1	117.7	83.9	35.7	196.2	237.3
Income from continuing operations	92.8	129.6	34.8	162.8	105.3	22.8	0.6	257.2	128.7
Net income	92.7	128.5	34.0	163.5	104.8	22.6	0.2	255.2	127.6
PER SHARE DATA (DILUTED)
Operating income after taxes	$1.66	$2.85	$0.85	$3.38	$3.26	$2.32	$0.99	$5.37	$6.57
Income from continuing operations	2.52	3.55	0.96	4.51	2.91	0.63	0.02	7.04	3.56
Net income	2.51	3.52	0.94	4.53	2.90	0.63	0.01	6.98	3.53
								-	-
Dilutive weighted average shares outstanding	36.9	36.5	36.3	36.1	36.1	36.1	36.1	36.6	36.1
Basic weighted average shares outstanding	36.4	35.9	35.7	35.5	35.5	35.6	35.6	36.0	35.6

BALANCE SHEET	March 31	June 30	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2021	2021	2021	2021	2022	2022	2022
Total assets	$13,448.0	$13,728.1	$14,105.3	$14,254.3	$13,847.2	$13,600.9	$13,745.9
Total loss and loss adjustment expense reserves	6,223.7	6,343.4	6,540.1	6,447.6	6,512.2	6,606.9	6,774.0
Total shareholders' equity	3,046.8	3,154.0	3,102.3	3,144.9	2,832.8	2,571.8	2,295.9
Total shareholders' equity, excluding net unrealized appreciation (depreciation) on
fixed maturity investments, net of tax	2,804.2	2,849.3	2,845.5	2,960.0	3,027.8	3,031.2	3,002.6
Property and Casualty Companies
Statutory surplus	$2,667.7	$2,547.1	$2,548.4	$2,720.0	$2,809.6	$2,693.5	$2,681.8
Premium to surplus ratio	1.75:1	1.88:1	1.92:1	1.83:1	1.82:1	1.94:1	2.00:1
Book value per share	$84.21	$88.23	$87.04	$88.59	$79.58	$72.20	$64.59
Book value per share, excluding net unrealized appreciation (depreciation) on fixed	$77.50	$79.71	$79.84	$83.38	$85.06	$85.10	$84.47
maturity investments,net of tax
Tangible book value per share (total book value excluding goodwill and intangibles)	$78.78	$82.76	$81.54	$83.08	$74.09	$66.73	$59.11
Shares outstanding	36.2	35.8	35.6	35.5	35.6	35.6	35.6
Total debt/equity	25.6%	24.8%	25.2%	24.8%	27.6%	30.4%	34.1%
Total debt/total capital	20.4%	19.9%	20.1%	19.9%	21.6%	23.3%	25.4%

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2022	2021	% Change	2022	2021	% Change

Premiums earned	$1,331.2	$1,186.0	12.2	$3,888.8	$3,527.6	10.2
Net investment income	73.0	78.8	(7.4)	220.4	231.2	(4.7)
Net realized and unrealized investment gains (losses):
Net realized gains (losses) from sales and other	(0.1)	3.6	N/M	(16.3)	6.8	N/M
Net change in fair value of equity securities	(29.1)	0.3	N/M	(106.1)	65.9	N/M
Recoveries (impairments) on investments:
Credit-related recoveries (impairments)	(1.4)	0.7	N/M	(1.5)	0.6	N/M
Losses on intent to sell securities	(14.3)	(0.6)	N/M	(14.8)	(0.7)	N/M
	(15.7)	0.1	N/M	(16.3)	(0.1)	N/M
Total net realized and unrealized investment gains (losses)	(44.9)	4.0	N/M	(138.7)	72.6	N/M
Fees and other income	7.0	6.1	14.8	19.4	17.9	8.4
Total revenues	1,366.3	1,274.9	7.2	3,989.9	3,849.3	3.7

LOSSES AND EXPENSES

Losses and loss adjustment expenses	939.6	844.0	11.3	2,572.6	2,370.4	8.5
Amortization of deferred acquisition costs	277.1	244.0	13.6	809.3	728.5	11.1
Interest expense	8.5	8.5	-	25.5	25.5	-
Other operating expenses	140.6	135.9	3.5	423.8	408.4	3.8
Total losses and expenses	1,365.8	1,232.4	10.8	3,831.2	3,532.8	8.4

Income from continuing operations before income taxes	0.5	42.5	(98.8)	158.7	316.5	(49.9)
Income tax expense (benefit)	(0.1)	7.7	N/M	30.0	59.3	-
Income from continuing operations	0.6	34.8	(98.3)	128.7	257.2	(50.0)
Discontinued operations (net of taxes):
Loss from discontinued life businesses	(0.4)	(0.8)	(50.0)	(1.1)	(2.0)	(45.0)
Net income	$0.2	$34.0	(99.4)	$127.6	$255.2	(50.0)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2022	2021	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $8,093.9 and $7,514.8)	$7,200.9	$7,723.9	(6.8)
Equity securities, at fair value	399.5	661.3	(39.6)
Other investments	793.7	767.4	3.4
Total investments	8,394.1	9,152.6	(8.3)
Cash and cash equivalents	164.8	230.9	(28.6)
Accrued investment income	50.1	49.8	0.6
Premiums and accounts receivable, net	1,623.8	1,469.5	10.5
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,945.8	1,907.3	2.0
Deferred acquisition costs	600.2	552.0	8.7
Deferred income tax asset	211.2	-	N/M
Goodwill	178.8	178.8	-
Other assets	480.9	606.3	(20.7)
Assets of discontinued businesses	96.2	107.1	(10.2)
Total assets	$13,745.9	$14,254.3	(3.6)

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,774.0	$6,447.6	5.1
Unearned premiums	2,971.5	2,734.9	8.7
Expenses and taxes payable	723.3	907.7	(20.3)
Deferred income tax liability	-	60.8	N/M
Reinsurance premiums payable	78.5	55.1	42.5
Debt	782.2	781.6	0.1
Liabilities of discontinued businesses	120.5	121.7	(1.0)
Total liabilities	11,450.0	11,109.4	3.1

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,904.5	1,887.2	0.9
Accumulated other comprehensive income (loss)	(766.1)	122.2	N/M
Retained earnings	3,029.6	2,983.2	1.6
Treasury stock at cost (24.9 million and 25.0 million shares)	(1,872.7)	(1,848.3)	1.3
Total shareholders' equity	2,295.9	3,144.9	(27.0)
Total liabilities and shareholders' equity	$13,745.9	$14,254.3	(3.6)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CONSOLIDATED

Three Months ended September 30

	2022					2021

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$638.7	$392.3	$629.3	$-	$1,660.3	$601.1	$327.2	$564.9	$-	$1,493.2
		-		-			-
Net premiums written	$565.9	$329.1	$610.4	$-	$1,505.4	$534.6	$292.2	$548.4	$-	$1,375.2
		-		-			-
Net premiums earned	$492.7	$303.3	$535.2	$-	$1,331.2	$459.7	$238.9	$487.4	$-	$1,186.0
		-		-			-
Losses and LAE:
		-		-			-
Current year, excluding catastrophe losses	304.2	162.3	387.0	-	853.5	281.7	125.8	303.9	-	711.4
				-			-
Prior year unfavorable (favorable) development, excluding catastrophe losses	1.3	(5.1)	(0.2)	-	(4.0)	(3.3)	(8.1)	(9.9)	0.4	(20.9)
				-		-	-
Current year catastrophe losses	34.1	10.2	45.8	-	90.1	57.3	17.5	78.7	-	153.5
				-			-		-
Prior year unfavorable (favorable) catastrophe development	(1.4)	(1.6)	3.0	-	-	(0.9)	0.9	-	-	-
				-		-	-
Total losses and LAE	338.2	165.8	435.6	-	939.6	334.8	136.1	372.7	0.4	844.0
				-		-	-
Amortization of deferred acquisition costs and other underwriting expenses	162.2	105.5	142.3	-	410.0	150.6	87.3	135.0	-	372.9
				-		-	-
GAAP underwriting profit (loss)	(7.7)	32.0	(42.7)	-	(18.4)	(25.7)	15.5	(20.3)	(0.4)	(30.9)
				-		-	-
Net investment income	33.4	15.2	21.4	3.0	73.0	37.0	15.9	22.6	3.3	78.8
				-		-	-
Other income	1.0	1.4	3.9	0.7	7.0	0.9	1.6	2.6	1.0	6.1
				-		-	-
Other operating expenses	(1.5)	(1.7)	(1.4)	(3.1)	(7.7)	(1.2)	(1.6)	(1.3)	(2.9)	(7.0)
				-			-
Operating income (loss) before income taxes	$25.2	$46.9	$(18.8)	$0.6	$53.9	$11.0	$31.4	$3.6	$1.0	$47.0

Loss and LAE ratio:

Current year, excluding catastrophe losses	61.7%	53.6%	72.3%	N/M	64.1%	61.2%	52.7%	62.4%	N/M	60.1%

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.3%	(1.7)%	-	N/M	(0.3)%	(0.7)%	(3.4)%	(2.0)%	N/M	(1.8)%
							-
Current year catastrophe losses	6.9%	3.3%	8.5%	N/M	6.8%	12.5%	7.3%	16.1%	N/M	12.9%
							-
Prior year unfavorable (favorable) catastrophe development	(0.3)%	(0.5)%	0.6%	N/M	-	(0.2)%	0.4%	-	N/M	-

Total loss and LAE ratio	68.6%	54.7%	81.4%	N/M	70.6%	72.8%	57.0%	76.5%	N/M	71.2%
							-
Expense ratio	32.7%	34.5%	25.9%	N/M	30.4%	32.6%	36.2%	27.3%	N/M	31.1%
							-
Combined ratio	101.3%	89.2%	107.3%	N/M	101.0%	105.4%	93.2%	103.8%	N/M	102.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2022					2021

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total
Gross premiums written	$1,756.2	$1,126.0	$1,722.1	$-	$4,604.3	$1,614.6	$1,003.4	$1,555.6	$-	$4,173.6

Net premiums written	$1,546.7	$934.2	$1,669.6	$-	$4,150.5	$1,436.9	$834.1	$1,507.5	$-	$3,778.5

Net premiums earned	$1,447.5	$880.6	$1,560.7	$-	$3,888.8	$1,342.5	$752.4	$1,432.7	$-	$3,527.6
		-		-			-	-	-
Losses and LAE:
		-		-			-	-	-
Current year, excluding catastrophe losses	850.4	469.8	1,058.6	-	2,378.8	790.5	409.8	848.2	-	2,048.5
		-		-					-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(7.9)	(19.5)	8.2	-	(19.2)	(10.6)	(12.0)	(20.1)	1.0	(41.7)
		-		-					-
Current accident year catastrophe losses	82.5	27.5	115.0	-	225.0	174.3	49.5	154.8	-	378.6
		-		-					-
Prior year unfavorable (favorable) catastrophe development	(12.3)	(4.7)	5.0	-	(12.0)	(9.7)	(2.3)	(3.0)	-	(15.0)
		-		-			-	-	-
Total losses and LAE	912.7	473.1	1,186.8	-	2,572.6	944.5	445.0	979.9	1.0	2,370.4
		-		-					-
Amortization of deferred acquisition costs and other underwriting expenses	476.0	311.3	424.2	-	1,211.5	439.9	271.2	404.7	-	1,115.8
		-		-			-	-	-
GAAP underwriting profit (loss)	58.8	96.2	(50.3)	-	104.7	(41.9)	36.2	48.1	(1.0)	41.4
		-		-			-	-	-
Net investment income	101.4	46.2	64.6	8.2	220.4	108.9	46.8	66.5	9.0	231.2
		-		-			-	-	-
Other income	2.9	4.2	10.1	2.2	19.4	2.5	4.9	7.1	3.4	17.9
				-					-
Other operating expenses	(3.5)	(4.5)	(4.1)	(9.1)	(21.2)	(3.4)	(5.0)	(4.1)	(8.6)	(21.1)
		-		-			-	-	-
Operating income before income taxes	$159.6	$142.1	$20.3	$1.3	$323.3	$66.1	$82.9	$117.6	$2.8	$269.4

Loss and LAE ratio:

Current year, excluding catastrophe losses	58.8%	53.3%	67.8%	N/M	61.2%	58.9%	54.4%	59.2%	N/M	58.1%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.5)%	(2.2)%	0.5%	N/M	(0.5)%	(0.8)%	(1.6)%	(1.4)%	N/M	(1.2)%

Current year catastrophe losses	5.6%	3.1%	7.4%	N/M	5.8%	13.0%	6.6%	10.8%	N/M	10.7%

Prior year unfavorable (favorable) catastrophe development	(0.8)%	(0.5)%	0.3%	N/M	(0.3)%	(0.7)%	(0.3)%	(0.2)%	N/M	(0.4)%

Total loss and LAE ratio	63.1%	53.7%	76.0%	N/M	66.2%	70.4%	59.1%	68.4%	N/M	67.2%

Expense ratio	32.7%	35.1%	26.6%	N/M	30.8%	32.6%	35.7%	27.8%	N/M	31.3%

Combined ratio	95.8%	88.8%	102.6%	N/M	97.0%	103.0%	94.8%	96.2%	N/M	98.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS
CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Gross premiums written	$1,337.6	$1,342.8	$1,493.2	$1,170.7	$1,470.1	$1,473.9	$1,660.3	$4,173.6	$4,604.3
								-	-
Net premiums written	$1,196.1	$1,207.2	$1,375.2	$1,214.9	$1,312.3	$1,332.8	$1,505.4	$3,778.5	$4,150.5
								-	-
Net premiums earned	$1,161.8	$1,179.8	$1,186.0	$1,242.6	$1,263.8	$1,293.8	$1,331.2	$3,527.6	$3,888.8
					.			-	-
Losses and LAE:
									-
Current year, excluding catastrophe losses	656.2	680.9	711.4	739.2	748.0	777.3	853.5	2,048.5	2,378.8
								-	-
Prior year favorable development, excluding catastrophe losses	(8.2)	(12.6)	(20.9)	(14.4)	(6.0)	(9.2)	(4.0)	(41.7)	(19.2)
								-	-
Current year catastrophe losses	133.3	91.8	153.5	39.0	45.5	89.4	90.1	378.6	225.0
									-
Prior year favorable catastrophe development	-	(15.0)	-	-	-	(12.0)	-	(15.0)	(12.0)
								-	-
Total losses and LAE	781.3	745.1	844.0	763.8	787.5	845.5	939.6	2,370.4	2,572.6
									-
Amortization of deferred acquisition costs and other underwriting expenses	371.2	371.7	372.9	394.2	397.9	403.6	410.0	1,115.8	1,211.5
									-
GAAP underwriting profit (loss)	9.3	63.0	(30.9)	84.6	78.4	44.7	(18.4)	41.4	104.7

Net investment income	76.8	75.6	78.8	79.5	76.9	70.5	73.0	231.2	220.4
	-	-	-	-	-			-
Other income	6.0	5.8	6.1	6.0	5.9	6.5	7.0	17.9	19.4
	-	-	-	-	-			-
Other operating expenses	(7.0)	(7.1)	(7.0)	(7.2)	(6.8)	(6.7)	(7.7)	(21.1)	(21.2)
		-	-	-	-
Operating income before income taxes	$85.1	$137.3	$47.0	$162.9	$154.4	$115.0	$53.9	$269.4	$323.3

Loss and LAE ratio:
								-	-
Current year, excluding catastrophe losses	56.4%	57.8%	60.1%	59.6%	59.2%	60.1%	64.1%	58.1%	61.2%
								-	-
Prior year favorable development, excluding catastrophe losses	(0.7)%	(1.1)%	(1.8)%	(1.2)%	(0.5)%	(0.7)%	(0.3)%	(1.2)%	(0.5)%
								-	-
Current year catastrophe losses	11.5%	7.8%	12.9%	3.1%	3.6%	6.9%	6.8%	10.7%	5.8%
									-
Prior year favorable catastrophe development	-	(1.3)%	-	-	-	(0.9)%	-	(0.4)%	(0.3)%
									-
Total loss and LAE ratio	67.2%	63.2%	71.2%	61.5%	62.3%	65.4%	70.6%	67.2%	66.2%
									-
Expense ratio	31.6%	31.2%	31.1%	31.4%	31.1%	30.8%	30.4%	31.3%	30.8%
									-
Combined ratio	98.8%	94.4%	102.3%	92.9%	93.4%	96.2%	101.0%	98.5%	97.0%
									-
Combined ratio, excluding catastrophe losses	87.3%	87.9%	89.4%	89.8%	89.8%	90.2%	94.2%	88.2%	91.5%
									-
Current accident year combined ratio, excluding catastrophe losses	88.0%	89.0%	91.2%	91.0%	90.3%	90.9%	94.5%	89.4%	92.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Gross premiums written	$539.9	$473.6	$601.1	$484.9	$591.9	$525.6	$638.7	$1,614.6	$1,756.2

Net premiums written	$480.6	$421.7	$534.6	$427.9	$526.6	$454.2	$565.9	$1,436.9	$1,546.7
								0
Net premiums earned	$435.2	$447.6	$459.7	$468.4	$474.7	$480.1	$492.7	$1,342.5	$1,447.5
								0
Losses and LAE:
								0
Current year, excluding catastrophe losses	250.6	258.2	281.7	271.9	272.6	273.6	304.2	790.5	850.4
								0
Prior year unfavorable (favorable) development, excluding catastrophe losses	(2.7)	(4.6)	(3.3)	(7.2)	(6.4)	(2.8)	1.3	(10.6)	(7.9)
								0
Current year catastrophe losses	94.5	22.5	57.3	10.9	19.7	28.7	34.1	174.3	82.5
								0
Prior year favorable catastrophe development	(0.1)	(8.7)	(0.9)	-	-	(10.9)	(1.4)	(9.7)	(12.3)
								0
Total losses and LAE	342.3	267.4	334.8	275.6	285.9	288.6	338.2	944.5	912.7
								0
Amortization of deferred acquisition costs and other underwriting expenses	144.2	145.1	150.6	158.4	156.6	157.2	162.2	439.9	476.0
								0
GAAP underwriting profit (loss)	(51.3)	35.1	(25.7)	34.4	32.2	34.3	(7.7)	(41.9)	58.8
	0	0	0	0	0			0
Net investment income	36.9	35.0	37.0	37.6	35.4	32.6	33.4	108.9	101.4
	0	0	0	0	0			0
Other income	0.8	0.8	0.9	0.8	1.0	0.9	1.0	2.5	2.9
	0	0	0	0	0			0
Other operating expenses	(1.2)	(1.0)	(1.2)	(0.9)	(1.1)	(0.9)	(1.5)	(3.4)	(3.5)
	0	0	0	0	0
Operating income (loss) before income taxes	$(14.8)	$69.9	$11.0	$71.9	$67.5	$66.9	$25.2	$66.1	$159.6
	-	-	-	-	-			-
Loss and LAE ratio:
	-	-	-	-	-			-
Current year, excluding catastrophe losses	57.6%	57.6%	61.2%	58.0%	57.4%	57.0%	61.7%	58.9%	58.8%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.6)%	(1.0)%	(0.7)%	(1.5)%	(1.3)%	(0.6)%	0.3%	(0.8)%	(0.5)%

Current year catastrophe losses	21.7%	5.0%	12.5%	2.3%	4.1%	6.0%	6.9%	13.0%	5.6%

Prior year favorable catastrophe development	-	(1.9)%	(0.2)%	-	-	(2.3)%	(0.3)%	(0.7)%	(0.8)%
Total loss and LAE ratio	78.7%	59.7%	72.8%	58.8%	60.2%	60.1%	68.6%	70.4%	63.1%

Expense ratio	33.0%	32.2%	32.6%	33.6%	32.8%	32.5%	32.7%	32.6%	32.7%

Combined ratio	111.7%	91.9%	105.4%	92.4%	93.0%	92.6%	101.3%	103.0%	95.8%

Combined ratio, excluding catastrophe losses	90.0%	88.8%	93.1%	90.1%	88.9%	88.9%	94.7%	90.7%	91.0%

Current accident year combined ratio, excluding catastrophe losses	90.6%	89.8%	93.8%	91.6%	90.2%	89.5%	94.4%	91.5%	91.5%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Written Premium
Gross	$539.9	$473.6	$601.1	$484.9	$591.9	$525.6	$638.7	$1,614.6	$1,756.2
Ceded	(59.3)	(51.9)	(66.5)	(57.0)	(65.3)	(71.4)	(72.8)	(177.7)	(209.5)
Net	$480.6	$421.7	$534.6	$427.9	$526.6	$454.2	$565.9	$1,436.9	$1,546.7
Growth	4.3%	11.4%	9.9%	6.8%	9.6%	7.7%	5.9%	8.4%	7.6%

Net premiums written by segment
Small Commercial	$257.1	$246.8	$256.3	$243.2	$283.7	$272.8	$273.4	$760.2	$829.9
Middle Market	223.5	174.9	278.3	184.7	242.9	181.4	292.5	676.7	716.8
Total	$480.6	$421.7	$534.6	$427.9	$526.6	$454.2	$565.9	$1,436.9	$1,546.7
	-	-	-	-	-
Net premiums written by line of business
Commercial Multiple Peril	$237.2	$219.0	$284.2	$217.3	$256.0	$224.0	$300.2	$740.4	$780.2
Commercial Automobile	90.0	80.6	92.9	77.3	96.1	82.5	95.7	263.5	274.3
Workers' Compensation	95.7	76.6	92.7	84.3	113.0	92.6	98.2	265.0	303.7
Other Core Commercial	57.7	45.5	64.8	49.0	61.5	55.1	71.8	168.0	188.5
Total	$480.6	$421.7	$534.6	$427.9	$526.6	$454.2	$565.9	$1,436.9	$1,546.7

Related Metrics
Premium Retention	87.3%	84.9%	87.8%	86.7%	86.2%	84.2%	85.6%	86.7%	85.4%
Renewal Price Change	6.3%	9.3%	9.4%	9.5%	9.7%	11.0%	11.2%	8.3%	10.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Gross premiums written	$344.1	$332.1	$327.2	$346.0	$379.1	$354.6	$392.3	$1,003.4	$1,126.0
								-	-
Net premiums written	$276.8	$265.1	$292.2	$284.8	$302.8	$302.3	$329.1	$834.1	$934.2
								-	-
Net premiums earned	$257.7	$255.8	$238.9	$277.5	$283.8	$293.5	$303.3	$752.4	$880.6
								-	-
Losses and LAE:
								-	-
Current year, excluding catastrophe losses	138.3	145.7	125.8	145.7	154.0	153.5	162.3	409.8	469.8
								-	-
Prior year favorable development, excluding catastrophe losses	(0.6)	(3.3)	(8.1)	(4.2)	(13.2)	(1.2)	(5.1)	(12.0)	(19.5)
								-	-
Current year catastrophe losses	24.3	7.7	17.5	4.6	7.6	9.7	10.2	49.5	27.5
								-	-
Prior year unfavorable (favorable) catastrophe development	0.1	(3.3)	0.9	-	-	(3.1)	(1.6)	(2.3)	(4.7)
								-	-
Total losses and LAE	162.1	146.8	136.1	146.1	148.4	158.9	165.8	445.0	473.1
								-	-
Amortization of deferred acquisition costs and other underwriting expenses	93.6	90.3	87.3	98.2	101.5	104.3	105.5	271.2	311.3
								-	-
GAAP underwriting profit	2.0	18.7	15.5	33.2	33.9	30.3	32.0	36.2	96.2
								-	-
Net investment income	14.9	16.0	15.9	16.1	16.2	14.8	15.2	46.8	46.2
								-	-
Other income	1.6	1.7	1.6	1.5	1.3	1.5	1.4	4.9	4.2
								-	-
Other operating expenses	(1.5)	(1.9)	(1.6)	(1.8)	(1.4)	(1.4)	(1.7)	(5.0)	(4.5)
								-	-
Operating income before income taxes	$17.0	$34.5	$31.4	$49.0	$50.0	$45.2	$46.9	$82.9	$142.1
								-
Loss and LAE ratio:
								-	-
Current year, excluding catastrophe losses	53.6%	57.0%	52.7%	52.4%	54.3%	52.3%	53.6%	54.4%	53.3%
									-
Prior year favorable development, excluding catastrophe losses	(0.2)%	(1.3)%	(3.4)%	(1.5)%	(4.7)%	(0.4)%	(1.7)%	(1.6)%	(2.2)%
								-	-
Current year catastrophe losses	9.5%	3.0%	7.3%	1.7%	2.7%	3.3%	3.3%	6.6%	3.1%
								-	-
Prior year unfavorable (favorable) catastrophe development	-	(1.3)%	0.4%	-	-	(1.1)%	(0.5)%	(0.3)%	(0.5)%
								-	-
Total loss and LAE ratio	62.9%	57.4%	57.0%	52.6%	52.3%	54.1%	54.7%	59.1%	53.7%
	-	-	-	-	-			-	-
Expense ratio	35.9%	34.9%	36.2%	35.1%	35.4%	35.3%	34.5%	35.7%	35.1%
	-	-	-	-	-			-	-
Combined ratio	98.8%	92.3%	93.2%	87.7%	87.7%	89.4%	89.2%	94.8%	88.8%
	0	0	0	0	0				-
Combined ratio, excluding catastrophe losses	89.3%	90.6%	85.5%	86.0%	85.0%	87.2%	86.4%	88.5%	86.2%
	0	0	0	0	0
Current accident year combined ratio, excluding catastrophe losses	89.5%	91.9%	88.9%	87.5%	89.7%	87.6%	88.1%	90.1%	88.4%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Written Premiums
Gross	$344.1	$332.1	$327.2	$346.0	$379.1	$354.6	$392.3	$1,003.4	$1,126.0
Ceded	(67.3)	(67.0)	(35.0)	(61.2)	(76.3)	(52.3)	(63.2)	(169.3)	(191.8)
Net	$276.8	$265.1	$292.2	$284.8	$302.8	$302.3	$329.1	$834.1	$934.2
Growth	12.1%	12.2%	6.6%	14.1%	9.4%	14.0%	12.6%	10.1%	12.0%
								-	-
Net premiums written by segment								-	-
Professional and Executive Lines	$94.4	$81.3	$98.0	$93.3	$111.0	$94.6	$105.8	$273.7	$311.4
Specialty Property & Casualty	79.3	79.8	87.1	101.4	90.4	98.5	102.4	246.2	291.3
Marine	91.1	86.6	90.4	77.1	84.3	91.2	100.3	268.1	275.8
Surety and Other	12.0	17.4	16.7	13.0	17.1	18.0	20.6	46.1	55.7
Total	$276.8	$265.1	$292.2	$284.8	$302.8	$302.3	$329.1	$834.1	$934.2
								-	-
Related Metrics
Premium Retention	82.3%	83.1%	85.5%	84.8%	84.2%	83.5%	82.6%	83.6%	83.4%
Renewal Price Change	8.7%	11.3%	10.8%	12.7%	12.6%	12.0%	12.4%	10.3%	12.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2022			2021

(In millions, except percentage data)	Auto	Home and Other	Total	Auto	Home and Other	Total

Net premiums written	$354.0	$256.4	$610.4	$330.8	$217.6	$548.4

Net premiums earned	$321.4	$213.8	$535.2	$301.8	$185.6	$487.4
			-
Losses and LAE:
			-
Current year, excluding catastrophe losses	253.1	133.9	387.0	207.9	96.0	303.9
			-			-
Prior year unfavorable (favorable) development, excluding catastrophe losses	0.1	(0.3)	(0.2)	(10.0)	0.1	(9.9)
			-			-
Current year catastrophe losses	9.0	36.8	45.8	7.5	71.2	78.7
			-			-
Prior year unfavorable (favorable) catastrophe development	(1.3)	4.3	3.0	(0.3)	0.3	-
			-
Total losses and LAE	260.9	174.7	435.6	205.1	167.6	372.7
			-
Amortization of deferred acquisition costs and other underwriting expenses			142.3			135.0
			-
GAAP underwriting loss			(42.7)			(20.3)
			-
Net investment income			21.4			22.6
			-
Other income			3.9			2.6
			-
Other operating expenses			(1.4)			(1.3)
			-
Operating income (loss) before income taxes			$(18.8)			$3.6

Loss and LAE ratio:

Current year, excluding catastrophe losses	78.8%	62.6%	72.3%	68.9%	51.7%	62.4%

Prior year unfavorable (favorable) development, excluding catastrophe losses	-	(0.1)%	-	(3.3)%	0.1%	(2.0)%

Current year catastrophe losses	2.8%	17.2%	8.5%	2.5%	38.3%	16.1%

Prior year unfavorable (favorable) catastrophe development	(0.4)%	2.0%	0.6%	(0.1)%	0.2%	-
Total loss and LAE ratio	81.2%	81.7%	81.4%	68.0%	90.3%	76.5%

Expense ratio			25.9%			27.3%

Combined ratio			107.3%			103.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
PERSONAL LINES

Nine Months ended September 30

	2022			2021
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$992.6	$677.0	$1,669.6	$930.1	$577.4	$1,507.5

Net premiums earned	$943.8	$616.9	$1,560.7	$888.5	$544.2	$1,432.7
						-
Losses and LAE:
						-
Current year, excluding catastrophe losses	696.1	362.5	1,058.6	566.2	282.0	848.2
						-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(2.8)	11.0	8.2	(19.1)	(1.0)	(20.1)
						-
Current year catastrophe losses	12.8	102.2	115.0	17.5	137.3	154.8
						-
Prior year unfavorable (favorable) catastrophe development	(2.3)	7.3	5.0	(1.0)	(2.0)	(3.0)

Total losses and LAE	703.8	483.0	1,186.8	563.6	416.3	979.9

Amortization of deferred acquisition costs and other underwriting expenses			424.2			404.7

GAAP underwriting profit (loss)			(50.3)			48.1

Net investment income			64.6			66.5

Other income			10.1			7.1

Other operating expenses			(4.1)			(4.1)

Operating income before income taxes			$20.3			$117.6

Loss and LAE ratio:

Current year, excluding catastrophe losses	73.8%	58.7%	67.8%	63.6%	51.8%	59.2%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.3)%	1.8%	0.5%	(2.1)%	(0.2)%	(1.4)%

Current year catastrophe losses	1.3%	16.6%	7.4%	2.0%	25.3%	10.8%

Prior year unfavorable (favorable) catastrophe development	(0.2)%	1.2%	0.3%	(0.1)%	(0.4)%	(0.2)%
Total loss and LAE ratio	74.6%	78.3%	76.0%	63.4%	76.5%	68.4%

Expense ratio			26.6%			27.8%

Combined ratio			102.6%			96.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Gross premiums written	$453.6	$537.1	$564.9	$339.8	$499.1	$593.7	$629.3	$1,555.6	$1,722.1
									-
Net premiums written	$438.7	$520.4	$548.4	$502.2	$482.9	$576.3	$610.4	$1,507.5	$1,669.6
								-	-
Net premiums earned	$468.9	$476.4	$487.4	$496.7	$505.3	$520.2	$535.2	$1,432.7	$1,560.7
								-	-
Losses and LAE:
								-	-
Current year, excluding catastrophe losses	267.3	277.0	303.9	321.6	321.4	350.2	387.0	848.2	1,058.6
								-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(5.2)	(5.0)	(9.9)	(3.0)	13.6	(5.2)	(0.2)	(20.1)	8.2
								-	-
Current year catastrophe losses	14.5	61.6	78.7	23.5	18.2	51.0	45.8	154.8	115.0
								-	-
Prior year unfavorable (favorable) catastrophe development	-	(3.0)	-	-	-	2.0	3.0	(3.0)	5.0
	-	-	-	-	-			-	-
Total losses and LAE	276.6	330.6	372.7	342.1	353.2	398.0	435.6	979.9	1,186.8
	-	-	-	-	-			-	-
Amortization of deferred acquisition costs and other underwriting expenses	133.4	136.3	135.0	137.6	139.8	142.1	142.3	404.7	424.2
	-	-	-	-	-			-	-
GAAP underwriting profit (loss)	58.9	9.5	(20.3)	17.0	12.3	(19.9)	(42.7)	48.1	(50.3)
	-	-	-	-	-			-	-
Net investment income	22.1	21.8	22.6	22.9	22.6	20.6	21.4	66.5	64.6
								-	-
Other income	2.3	2.2	2.6	2.6	2.8	3.4	3.9	7.1	10.1
								-	-
Other operating expenses	(1.5)	(1.3)	(1.3)	(1.6)	(1.4)	(1.3)	(1.4)	(4.1)	(4.1)
								117.6	-
Operating income (loss) before income taxes	$81.8	$32.2	$3.6	$40.9	$36.3	$2.8	$(18.8)	$117.6	$20.3

Loss and LAE ratio:
								-	-
Current year, excluding catastrophe losses	57.0%	58.1%	62.4%	64.8%	63.6%	67.3%	72.3%	59.2%	67.8%
	0	0	0	0	0			-	-
Prior year unfavorable (favorable) development, excluding catastrophe losses	(1.1)%	(1.0)%	(2.0)%	(0.6)%	2.7%	(1.0)%	-	(1.4)%	0.5%
	-	-	-	-	-			-	-
Current year catastrophe losses	3.1%	12.9%	16.1%	4.7%	3.6%	9.8%	8.5%	10.8%	7.4%
	-	-	-	-	-			-	-
Prior year unfavorable (favorable) catastrophe development	-	(0.6)%	-	-	-	0.4%	0.6%	(0.2)%	0.3%
	-	-	-	-	-			-	-
Total loss and LAE ratio	59.0%	69.4%	76.5%	68.9%	69.9%	76.5%	81.4%	68.4%	76.0%
	-	-	-	-	-			-	-
Expense ratio	28.0%	28.2%	27.3%	27.3%	27.2%	26.7%	25.9%	27.8%	26.6%
	0	0	0	0	0			-	-
Combined ratio	87.0%	97.6%	103.8%	96.2%	97.1%	103.2%	107.3%	96.2%	102.6%
	0	0	0	0	0.1			-	-
Combined ratio, excluding catastrophe losses	83.9%	85.3%	87.7%	91.5%	93.5%	93.0%	98.2%	85.6%	94.9%

Current accident year combined ratio, excluding catastrophe losses	85.0%	86.3%	89.7%	92.1%	90.8%	94.0%	98.2%	87.0%	94.4%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2021	2021	2021	2021	2022	2022	2022	2021	2022
Written Premiums
Gross	$453.6	$537.1	$564.9	$339.8	$499.1	$593.7	$629.3	$1,555.6	$1,722.1
Ceded	(14.9)	(16.7)	(16.5)	162.4	(16.2)	(17.4)	(18.9)	(48.1)	(52.5)
Net	$438.7	$520.4	$548.4	$502.2	$482.9	$576.3	$610.4	$1,507.5	$1,669.6
Growth	2.2%	11.6%	8.0%	8.7%	10.1%	10.7%	11.3%	7.4%	10.8%

Net premiums written by line of business
Personal Automobile	$280.7	$318.6	$330.8	$300.3	$298.4	$340.2	$354.0	$930.1	$992.6
Homeowners and Other	158.0	201.8	217.6	201.9	184.5	236.1	256.4	577.4	677.0
Total	$438.7	$520.4	$548.4	$502.2	$482.9	$576.3	$610.4	$1,507.5	$1,669.6

Related Metrics

Renewal Price Change
Personal Automobile	4.2%	3.5%	1.5%	1.2%	2.4%	2.9%	4.1%	3.0%	3.2%
Homeowners	6.2%	5.7%	5.9%	6.9%	7.7%	9.3%	12.1%	5.9%	9.9%
Total (1)	4.9%	4.4%	3.2%	3.4%	4.3%	5.4%	7.3%	4.1%	5.8%

Policy Retention
Personal Automobile	84.0%	85.8%	88.0%	88.4%	88.5%	88.4%	87.3%	86.0%	88.0%
Homeowners	84.2%	86.9%	89.3%	89.6%	89.2%	89.7%	88.1%	87.0%	89.0%
Total (1)	84.1%	86.4%	88.6%	89.0%	88.8%	89.1%	87.7%	86.5%	88.5%

PIF change from prior year period
Personal Automobile	(2.7)%	(0.9)%	2.7%	6.1%	8.0%	8.0%	7.1%	2.7%	7.1%
Homeowners	(0.9)%	0.6%	3.4%	6.0%	7.5%	7.6%	6.8%	3.4%	6.8%
Total (1)	(1.8)%	(0.1)%	3.1%	6.1%	7.8%	7.8%	7.0%	3.1%	7.0%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	YTD
(In millions, except yields)	2021	2021	2021	2021	2022	2022	2022	2021	2022

Net Investment Income

Fixed maturities	$54.5	$53.9	$54.2	$54.3	$55.8	$57.6	$60.3	$162.6	$173.7
Limited partnerships	15.1	15.5	18.9	18.7	15.2	7.8	7.5	49.5	30.5
Mortgage loans	5.4	4.2	4.0	4.4	4.4	4.0	4.0	13.6	12.4
Equity securities	3.8	3.8	3.7	4.3	3.6	3.1	3.1	11.3	9.8
Other investments	0.7	0.9	0.7	0.7	0.8	0.8	1.0	2.3	2.6
Investment expenses	(2.7)	(2.7)	(2.7)	(2.9)	(2.9)	(2.8)	(2.9)	(8.1)	(8.6)
Total	$76.8	$75.6	$78.8	$79.5	$76.9	$70.5	$73.0	$231.2	$220.4

Pre-tax Yields
Fixed maturities	3.11%	3.02%	2.96%	2.90%	2.95%	2.97%	3.02%	3.03%	2.98%
Total	3.74%	3.65%	3.72%	3.69%	3.52%	3.19%	3.21%	3.70%	3.30%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO
September 30, 2022
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Loss	During Q3	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$441.3	$379.9	4.4%	$(61.4)	$(23.0)	$(63.3)
Foreign government	A-	2.2	2.1	-	(0.1)	(0.1)	(0.5)
Municipals:
Taxable	AA	1,193.4	1,032.2	12.1%	(161.2)	(53.8)	(185.0)
Tax-exempt	AA	20.9	19.6	0.2%	(1.3)	(0.7)	(2.1)
Corporate:
NAIC 1	A	1,542.1	1,418.5	16.6%	(123.6)	(54.9)	(192.7)
NAIC 2	BBB	2,111.2	1,864.6	21.8%	(246.6)	(81.3)	(325.5)
NAIC 3 and below	BB-	367.1	333.7	3.9%	(33.4)	9.2	(44.3)
Total corporate	BBB+	4,020.4	3,616.8	42.3%	(403.6)	(127.0)	(562.5)
Asset-backed:
Residential mortgage-backed	AAA	1,166.3	1,018.3	11.9%	(148.0)	(59.4)	(149.4)
Commercial mortgage-backed	AAA	916.8	825.8	9.6%	(91.0)	(32.6)	(113.0)
Asset-backed	AA	332.6	306.2	3.6%	(26.4)	(9.4)	(26.3)
Total fixed maturities	A+	8,093.9	7,200.9	84.1%	(893.0)	(306.0)	(1,102.1)
Mortgage and other loans		407.6	407.6	4.8%	-	-	-
Equity securities		399.5	399.5	4.7%	-	-	-
Other investments		386.1	386.1	4.5%	-	-	-
Total investments		9,287.1	8,394.1	98.1%	(893.0)	(306.0)	(1,102.1)
Cash and cash equivalents		164.8	164.8	1.9%	-	-	-
Total		$9,451.9	$8,558.9	100.0%	$(893.0)	$(306.0)	$(1,102.1)

(1) Net of allowance for credit losses of $8.3 million.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES
September 30, 2022

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$5,524.3	$4,927.3	68.4%
2	Baa	2,202.4	1,939.9	26.9%
3	Ba	215.5	198.1	2.8%
4	B	138.4	123.8	1.7%
5	Caa and lower	11.8	11.1	0.2%
6	In or near default	1.5	$0.7	-
Total fixed maturities		$8,093.9	$7,200.9	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,347.2	$1,318.1	18.3%
2-4 Years		2,010.0	1,889.1	26.2%
4-6 Years		2,179.3	1,952.3	27.1%
6-8 Years		2,060.1	1,657.8	23.0%
8-10 Years		368.1	285.8	4.0%
10+ Years		129.2	97.8	1.4%
Total fixed maturities		$8,093.9	$7,200.9	100.0%
Weighted Average Duration		4.5

(1) Net of allowance for credit losses of $3.1 million.

TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
September 30, 2022

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Minnesota Housing Finance Agency	$47.1	$41.9	0.49%	AAA
Morgan Stanley	34.4	31.0	0.36%	A-
State of Ohio	34.2	26.3	0.31%	AA+
Goldman Sachs	32.0	28.7	0.34%	BBB+
Massachusetts School Building Authority	30.8	24.8	0.29%	AA+
Capital One Financial	29.9	26.7	0.31%	BBB
Mitsubishi Financial Group	29.1	26.8	0.31%	A-
Bank of America	28.2	26.7	0.31%	A-
JP Morgan Chase	28.0	25.3	0.30%	A-
Citizens Financial Group	27.9	24.6	0.29%	BBB+
Truist Financial	27.3	26.1	0.30%	A-
State of Oregon	27.2	22.2	0.26%	AA+
District of Columbia	27.0	21.8	0.26%	AAA
Westpac Banking	26.9	25.0	0.29%	A
US Bancorp	26.9	25.5	0.30%	A
Citigroup	26.8	24.3	0.28%	BBB+
Sumitomo Mitsui Financial	25.4	21.9	0.26%	A-
Bank of New York Mellon	25.1	23.4	0.27%	A
SVB Financial Group	24.7	20.5	0.24%	BBB
Charles Schwab	24.6	22.4	0.26%	A
California State University	24.3	18.8	0.22%	AA-
UBS Group	24.1	21.4	0.25%	A-
Cigna	23.6	20.9	0.24%	A-
Huntington National Bank	23.1	21.2	0.25%	BBB+
Wells Fargo	22.9	21.3	0.25%	BBB+
Top 25 Corporate and Municipal	$701.5	$619.5	7.24%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2022		2021		2022		2021
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Core Commercial	$25.2		$11.0		$159.6		$66.1
Specialty	46.9		31.4		142.1		82.9
Personal Lines	(18.8)		3.6		20.3		117.6
Other	0.6		1.0		1.3		2.8
Total	53.9		47.0		323.3		269.4

Interest expense	(8.5)		(8.5)		(25.5)		(25.5)

Operating income before income taxes	45.4	$1.26	38.5	$1.06	297.8	$8.24	243.9	$6.68

Income tax expense on operating income	(9.7)	(0.27)	(7.7)	(0.21)	(60.5)	(1.67)	(47.7)	(1.31)
				-
Operating income after income taxes	35.7	0.99	30.8	0.85	237.3	6.57	196.2	5.37
				-
Non-operating items:
Net realized gains (losses) from sales and other	(0.1)	-	3.6	0.10	(16.3)	(0.45)	6.8	0.19
Net change in fair value of equity securities	(29.1)	(0.81)	0.3	0.01	(106.1)	(2.93)	65.9	1.80
Recoveries (impairments) on investments:
Credit-related recoveries (impairments)	(1.4)	(0.04)	0.7	0.02	(1.5)	(0.04)	0.6	0.02
Losses on intent to sell securities	(14.3)	(0.39)	(0.6)	(0.02)	(14.8)	(0.42)	(0.7)	(0.02)
	(15.7)	(0.43)	0.1	-	(16.3)	(0.46)	(0.1)	-
Other non-operating items	-	-	-	-	(0.4)	(0.01)	-	-
Income tax benefit (expense) on non-operating items	9.8	0.27	-	-	30.5	0.84	(11.6)	(0.32)
Income from continuing operations, net of taxes	0.6	0.02	34.8	0.96	128.7	3.56	257.2	7.04
				-
Discontinued operations (net of taxes):				-
				-
Loss from discontinued life businesses	(0.4)	(0.01)	(0.8)	(0.02)	(1.1)	(0.03)	(2.0)	(0.06)

NET INCOME	$0.2	$0.01	$34.0	$0.94	$127.6	$3.53	$255.2	$6.98

THE HANOVER INSURANCE GROUP

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income (loss) from: Commercial Lines, Personal Lines, and Other. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding. Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income before interest expense and taxes and income (loss) from continuing operations per share to operating income after taxes per share for the three and nine months ended September 30, 2022 and 2021 is set forth on page 20 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

THE HANOVER INSURANCE GROUP

PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed rate, inflation adjustments or other changes in policy level exposure or insured risks. Actual written price changes may differ, as not all policies are retained.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal. Actual written rate changes may differ, as not all policies are retained. Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change
●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF November 1, 2022				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 43006
Worcester, MA 01653				The Hanover Insurance				Providence, RI 02940-3066
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of November 1, 2022, and may be				Oksana Lukasheva
sales prices of our common stock and quarterly cash				revised, superseded or withdrawn by the respective rating agency at any				Senior Vice President
dividends for the periods indicated:				time. For the most current information concerning the financial ratings				Corporate Finance
				of The Hanover Insurance Group and its subsidiaries, please visit the				olukasheva@hanover.com
Quarter Ended	2022			websites of the respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$150.95	$131.19	$0.750
June 30	$154.28	$136.34	$0.750
September 30	$148.36	$124.89	$0.750

Quarter Ended	2021
	Price Range		Dividends
	High	Low	Per Share
March 31	$133.12	$112.47	$0.700
June 30	$142.80	$129.83	$0.700
September 30	$142.35	$127.33	$0.700
December 31	$136.97	$121.75	$0.750